EXHIBIT 10.3

AMENDMENT NO. 6 TO NOTE AND WARRANT PURCHASE AGREEMENT

This AMENDMENT NO. 6 TO NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”), effective as of October 17, 2017, is by and between CTI INDUSTRIES CORPORATION, an Illinois corporation (“Company”), and BMO PRIVATE EQUITY (U.S.), INC., a Delaware corporation (“Purchaser”).

RECITALS:

WHEREAS, Purchaser and Company have entered into certain financing arrangements pursuant to that certain Note and Warrant Purchase Agreement dated as of July 17, 2012 (as amended hereby, and as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated, replaced or otherwise modified, the “Purchase Agreement”), by and among Company and Purchaser, under which, among other things, (a) Company sold to Purchaser and Purchaser purchased from Company a note in the original principal amount of $5,000,000 and (b) in connection with the exercise of Purchaser’s put right under the Warrant, the Company issued a warrant conversion note to Purchaser in the original principal amount of $797,881.31;

WHEREAS, in connection with the Purchase Agreement, CTI Supply, Inc., an Illinois corporation f/k/a CTI Helium, Inc., and a Wholly-Owned Subsidiary of the Company, in its capacity as a guarantor (the “Subsidiary Guarantor”), entered into a Guaranty dated as of July 17, 2012 (the “Subsidiary Guaranty”), under which, among other things, the Subsidiary Guarantor guarantees the prompt and complete payment and performance of the Obligations;

WHEREAS, Company has requested that, subject to the terms and conditions of this Agreement, Purchaser agree to amend the Purchase Agreement in certain respects; and

WHEREAS, Purchaser is willing to agree to amend the Purchase Agreement in certain respects, in each case, subject to the terms and conditions specified herein.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree as follows:

1.             DEFINITIONS

1.1           Interpretation. All capitalized terms used herein (including the recitals hereto) will have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein. The foregoing recitals, together with all exhibits attached hereto, are incorporated by this reference and made a part of this Agreement. Unless otherwise provided herein, all section and exhibit references herein are to the corresponding sections and exhibits of this Agreement.

2.             ACKNOWLEDGMENTS

2.1           Acknowledgment of Obligations. Company hereby acknowledges, confirms and agrees that as of October 15, 2017, prior to the effectiveness of this Agreement, (a) Company is indebted to Purchaser in respect of the Note in the aggregate principal amount of $5,000,000, and (b) Company is indebted to Purchaser in respect of the Warrant Conversion Note in the aggregate principal amount of $815,139.46. Company hereby acknowledges, confirms and agrees that all such Obligations, together with interest accrued and accruing thereon, together with any paid-in-kind interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by Company to Purchaser, are unconditionally owing by Company to Purchaser, without offset, defense or counterclaim of any kind, nature or description whatsoever.

2.2           Acknowledgment of Security Interests. Company hereby acknowledges, confirms and agrees that Purchaser has, and will continue to have, valid, enforceable and perfected second-priority continuing liens upon and security interests in the Collateral heretofore granted to and for the benefit of Purchaser, pursuant to the Purchase Agreement and the Operative Documents or otherwise granted to or held by Purchaser.

2.3           Binding Effect of Documents. Company hereby acknowledges, confirms and agrees that: (a) this Agreement constitutes an Operative Document, (b) each of the Purchase Agreement and the other Operative Documents to which it is a party has been duly executed and delivered to Purchaser by Company, and each is and will remain in full force and effect as of the date hereof except as modified pursuant hereto, (c) the agreements and obligations of Company contained in such documents and in this Agreement constitute the legal, valid and binding Obligations of Company, enforceable against it in accordance with their respective terms, and Company has no valid defense to the enforcement of such Obligations, and (d) Purchaser is and will be entitled to the rights, remedies and benefits provided for under the Purchase Agreement and the other Operative Documents and applicable law.

2.4           Acknowledgement of Additional Defaults. The parties hereto acknowledge, confirm and agree that any misrepresentation by Company, or any failure of Company to comply with the covenants, conditions and agreements contained in this Amendment will constitute an immediate Event of Default under the Purchase Agreement and the other Operative Documents.

3.             AMENDMENT TO PURCHASE AGREEMENT

In reliance upon the representations and warranties of Company set forth in Section 5 below and subject to the conditions to effectiveness set forth in Section 6 below:

3.1           A new Section 3.4 is hereby added to the Purchase Agreement immediately following Section 3.3 thereof to read as follows:

“Section 3.4           Certain Note Interest Payment. Notwithstanding anything contained in Section 1 of the Note to the contrary, effective as of October 2, 2017, the Current Interest payment in the amount of $150,138.89 due and payable on October 2, 2017 in respect of the Note has been deferred until, and is now due and payable on, December 1, 2017.”

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3.2           Section 11.8 of the Purchase Agreement is hereby amended by amending and restating the following contact information:

To the Purchaser:	BMO Private Equity (U.S.), Inc.
111 West Monroe St.
20th Floor East
Chicago, IL 60603
Attention: Jason Swanson
Telephone No.: (312) 293-8196
Facsimile No.: [_____________________]

With copy to:	Vedder Price P.C.
222 North LaSalle Street, Suite 2400
Chicago, Illinois 60601
Attention: Guy E. Snyder & Marie H. Godush
Telephone: (312) 609-7500
Facsimile: (312) 609-5005

4.             OTHER AGREEMENTS

4.1           Agreement Regarding Borrowing Requests. Notwithstanding anything in the Senior Credit Agreement to the contrary, Company hereby agrees not to request a Revolving Loan (as defined in the Senior Credit Agreement), and further agrees that Senior Lender shall have no obligation to make a Revolving Loan (as defined in the Senior Credit Agreement), in excess of the amount necessary, as certified by the Chief Financial Officer of the Company in connection with any request for a Revolving Loan (as defined in the Senior Credit Agreement), for the uses of the proceeds thereof on account of disbursements to be made by Company in the ordinary course of business during the next one-week period.

4.2           Updated Cash Flow Forecasts. On the first Business Day of each week (unless otherwise approved in writing by the Purchaser), Company shall deliver to Purchaser an updated 13-week cash flow forecast, in reasonable detail and in form and substance reasonably satisfactory to the Purchaser, showing projected cash receipts and disbursements (including referencing line item sources and uses of cash) of the Company and its Subsidiaries over the immediately succeeding 13-week period.

4.3           Updated Perfection Certificate; Schedules. On or before October 20, 2017, Company shall deliver to Purchaser an updated perfection certificate and updated schedules to the Purchase Agreement and the Security Agreement, each in reasonable detail and in form and substance reasonably satisfactory to Purchaser.

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4.4           Letter of Intent. On or before October 20, 2017, Company shall deliver to Purchaser a fully executed letter of intent (in form and substance acceptable to Purchaser) from a third-party financial institution (the “Proposed Lender”) that provides for the refinance and payment in full of each of the Senior Debt and the Obligations, collectively, and a closing thereof within a timeframe acceptable to Purchaser in its sole discretion (the “Letter of Intent”). Company’s failure to deliver a Letter of Intent required by this Section 4.4 shall not constitute an Event of Default; provided, however, that as a result of such failure, Company shall be required to comply with the covenant set forth in Section 4.6 below.

4.5           [Reserved].

4.6           Agreement to Retain Consultant. If (i) Company fails to deliver the Letter of Intent in accordance with Section 4.4 above, or (ii) at any time following the delivery of the Letter of Intent in accordance with Section 4.4 above, (a) the Proposed Lender notifies Company that it has elected to terminate the Letter of Intent or that the Proposed Lender will not continue to proceed toward the closing contemplated by the Letter of Intent, or (b) the Company is no longer pursuing the transaction contemplated by the Letter of Intent, as may be determined by the Purchaser and the Senior Lender in their reasonable discretion, upon the request by Senior Lender, then within ten (10) days of the request of Senior Lender, and at the sole expense of Company, Company shall hire or otherwise retain a consultant (the “Consultant”) acceptable to Senior Lender and Purchaser, pursuant to an engagement letter, including the scope thereof, that has terms and conditions acceptable to Purchaser, to advise Company with respect to its business and operations and to pursue refinancing options. Company shall fully cooperate with the Consultant and shall authorize the Consultant to provide to Purchaser information and reports with respect to Company as Purchaser shall request from time to time, including, but not limited to, information and reports related to Company’s financial condition, businesses, assets and liabilities and refinancing efforts and prospects.

4.7           Purchaser Representatives. Company acknowledges and agrees that Purchaser may retain consultants or other advisors to assist and advise Purchaser, and agrees to provide such representatives access to the Company’s and Subsidiary Guarantor’s books, records, senior management and executives as such representatives may reasonably request from time to time. All amounts incurred by Purchaser in connection with such retentions and engagement of any such representatives shall constitute Obligations and be reimbursed by the Company pursuant to the Purchase Agreement.

4.8           Amendment Fee. In consideration of the transactions contemplated hereby, the Company hereby agrees to pay to Purchaser an amendment fee (the “Amendment Fee”) in an amount equal to $14,500. The Amendment Fee shall be fully earned as of the date hereof and shall be due and payable in full in cash on or before December 1, 2017. No portion of the Amendment Fee which is paid shall be subject to return or disgorgement.

5.             REPRESENTATIONS AND WARRANTIES

Company hereby represents, warrants and covenants as follows:

5.1           Representations in the Purchase Agreement and the Other Operative Documents. Each of the representations and warranties made by or on behalf of Company to Purchaser in the Purchase Agreement or any of the other Operative Documents, and to Senior Lender in the Senior Credit Agreement or any of the other Senior Credit Documents, was true and correct when made, and is true and correct on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by Company on the date hereof and in this Agreement. All of the information contained in the schedules attached to the Purchase Agreement and the Security Agreement remains true and correct as of the date hereof.

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5.2           Binding Effect of Documents. This Agreement has been duly authorized, executed and delivered to Purchaser by Company, is enforceable in accordance with its terms and is in full force and effect, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

5.3           No Conflict. The execution, delivery and performance of this Agreement by Company will not violate any requirement of law or contractual obligation of Company and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues.

6.             CONDITIONS TO EFFECTIVENESS OF CERTAIN PROVISIONS OF THIS AGREEMENT

The effectiveness of the terms and provisions of this Agreement (other than the terms and provisions of Sections 7.6 and 7.7, which will be effective immediately upon the execution of this Agreement) is subject to the following conditions precedent:

(a)          Purchaser’s receipt of an original of this Agreement, duly authorized, executed and delivered by Company and Purchaser;

(b)          Purchaser’s receipt of the Consent and Reaffirmation of Subsidiary Guarantor attached hereto as Exhibit 1;

(c)          Purchaser’s receipt of fully executed copies of each of the other documents referenced on the Closing Checklist attached hereto as Exhibit 2, each of which shall be in form and substance acceptable to Purchaser, and the transactions contemplated by such documents shall have been consummated in accordance with the terms thereof; and

(d)          Purchaser’s receipt of all fees and other amounts payable on or prior to the closing date of this Amendment, including all attorneys’, consultants’ and other professionals’ fees and expenses incurred by Purchaser.

7.             MISCELLANEOUS

7.1           Continuing Effect of Purchase Agreement. Except as modified pursuant hereto, no other changes or modifications to the Purchase Agreement or any other Operative Document are intended or implied by this Agreement and in all other respects the Purchase Agreement and the other Operative Documents hereby are ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of any conflict between the terms of this Agreement, the Purchase Agreement, and the other Operative Documents, the terms of this Agreement will govern and control. The Purchase Agreement and this Agreement will be read and construed as one agreement.

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7.2           Costs and Expenses. In addition to, and without in any way limiting, the obligations of Company set forth in Section 11.4 of the Purchase Agreement, Company absolutely and unconditionally agrees to pay to Purchaser, on demand by Purchaser at any time, whether or not all or any of the transactions contemplated by this Agreement are consummated: all reasonable fees, costs and expenses incurred by Purchaser and any of its directors, officers, employees or agents (including, without limitation, reasonable fees, costs and expenses incurred of any counsel to Purchaser), regardless of whether Purchaser or any such other Person is a prevailing party, in connection with (a) the preparation, negotiation, execution, delivery or enforcement of this Agreement, the Purchase Agreement, the other Operative Documents and any agreements, documents or instruments contemplated hereby and thereby, and (b) any investigation, litigation or proceeding related to this Agreement, the Purchase Agreement or any other Operative Document or any act, omission, event or circumstance in any matter related to any of the foregoing.

7.3           Further Assurances. At Company’s expense, the parties hereto will execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions of this Agreement.

7.4           Successors and Assigns; No Third-Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. No Person other than the parties hereto and, in the case of Sections 7.6 and 7.7 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights (other than the rights of the Releasees under Sections 7.6 and 7.7 hereof) are hereby expressly disclaimed.

7.5           Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and releases of Company made in this Agreement or any other document furnished in connection with this Agreement will survive the execution and delivery of this Agreement, and no investigation by Purchaser, or any closing, will affect the representations and warranties or the right of Purchaser to rely upon them.

7.6           Release.

(a)          In consideration of the agreements of Purchaser contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Company and the Subsidiary Guarantor, on behalf of itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, consultants, financial advisors, legal representatives and other representatives (Company, the Subsidiary Guarantor, and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Purchaser, and each of its respective successors and assigns, and its respective present and former shareholders, members, managers, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (Purchaser and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from any and all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Releasing Party or any of its successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Agreement, the Purchase Agreement, any of the other Operative Documents or any of the transactions hereunder or thereunder.

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(b)          Company and the Subsidiary Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)          Company and the Subsidiary Guarantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth above.

(d)          As to each and every claim released hereunder, Company and the Subsidiary Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein. As to each and every claim released hereunder, Company and the Subsidiary Guarantor also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of Illinois), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

(e)          Company and the Subsidiary Guarantor hereunder hereby specifically acknowledges and agrees that: (i) none of the provisions of this Section 7.6 shall be construed as or constitute an admission of any liability on the part of Releasees; (ii) the provisions of this Section 7.6 shall constitute an absolute bar to any Claim of any kind, whether any such Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Claim barred by the provisions of this Section 7.6 shall subject Company and the Subsidiary Guarantor hereunder to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

7.7           Covenant Not to Sue. Each Releasing Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasing Party pursuant to Section 7.6 above. If any Releasing Party violates the foregoing covenant, Company, for itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

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7.8           Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable will not impair or invalidate the remainder of this Agreement.

7.9           Reviewed by Attorneys. Company and the Subsidiary Guarantor represent and warrant to Purchaser that each (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to discuss this Agreement with, and have this Agreement reviewed by, such attorneys and other persons as Company may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto will be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

7.10         Disgorgement. If Purchaser is, for any reason, compelled by a court or other tribunal of competent jurisdiction to surrender or disgorge any payment, interest or other consideration described hereunder to any person because the same is determined to be void or voidable as a preference, fraudulent conveyance, impermissible set-off or for any other reason, such indebtedness or part thereof intended to be satisfied by virtue of such payment, interest or other consideration will be revived and continue as if such payment, interest or other consideration had not been received by Purchaser, and Company will be liable to, and will indemnify, defend and hold Purchaser harmless for, the amount of such payment or interest surrendered or disgorged. The provisions of this Section will survive repayment of the Obligations or any termination of the Purchase Agreement or any other Operative Document.

7.11         Relationship. Company agrees that the relationship between Purchaser and Company is that of creditor and debtor and not that of partners or joint venturers. This Agreement does not constitute a partnership agreement or any other association between Purchaser and Company. Company acknowledges that Purchaser has acted at all times only as a creditor to Company within the normal and usual scope of the activities normally undertaken by a creditor and in no event has Purchaser attempted to exercise any control over Company or its business or affairs. Company further acknowledges that Purchaser has not taken or failed to take any action under or in connection with its respective rights under the Purchase Agreement or any of the other Operative Documents that in any way or to any extent has interfered with or adversely affected Company’s ownership of Collateral.

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7.12         Governing Law: Consent to Jurisdiction and Venue. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE PURCHASE AGREEMENT AND ANY OF THE OTHER OPERATIVE DOCUMENTS, THIS AGREEMENT, THE PURCHASE AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER WILL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, ILLINOIS WILL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN COMPANY AND PURCHASER PERTAINING TO THIS AGREEMENT OR THE PURCHASE AGREEMENT OR THE OTHER OPERATIVE DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE PURCHASE AGREEMENT OR ANY OF THE OPERATIVE DOCUMENTS; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT WILL BE DEEMED OR OPERATE TO PRECLUDE PURCHASER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF PURCHASER. EACH PARTY HEREUNDER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HEREUNDER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH IN THE PURCHASE AGREEMENT AND THAT SERVICE SO MADE WILL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER THE SAME HAS BEEN POSTED.

7.13        Waivers.

(a)          Mutual Waiver of Jury Trial. THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE BETWEEN PURCHASER AND COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE PURCHASE AGREEMENT OR THE OTHER OPERATIVE DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

(b)          Waivers by Company. Company hereby waives any rights Company may have upon payment in full of the Obligations to require Purchaser to terminate its security interest in the Collateral, other collateral or in any other property of Company until termination of the Purchase Agreement in accordance with its terms and the execution by Company of an agreement indemnifying Purchaser from any loss or damage Purchaser may incur as the result of dishonored checks or other items of payment received by Purchaser from Company or any account debtor and applied to the obligations and releasing and indemnifying, in the same manner as described in Sections 7.6 and 7.7 of this Agreement, the Releasees from all claims arising on or before the date of such termination. Company acknowledges that the foregoing waiver is a material inducement to Purchaser in entering this Agreement and that Purchaser is relying upon the foregoing waiver in its future dealings with Company.

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7.14         Counterparts. This Agreement may be executed and delivered via facsimile or email (in .pdf format) transmission with the same force and effect as if an original were executed and may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

7.15         Time is of the Essence. Time is of the essence respecting each and every covenant, condition and provision of this Agreement to be performed by Company.

[signatures on following page]

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IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

COMPANY

CTI INDUSTRIES CORPORATION

By	/s/ Stephen M. Merrick
Name	Stephen M. Merrick
Title	President

SUBSIDIARY GUARANTOR

CTI SUPPLY, INC.

By	/s/ Stephen M. Merrick
Name	Stephen M. Merrick
Title	President

Signature Page to Amendment No. 6 to Note and Warrant Purchase Agreement

PURCHASER

BMO PRIVATE EQUITY (U.S.), INC.,

By	/s/ Jason Swanson
Name	Jason Swanson
Title	Managing Director

Signature Page to Amendment No. 6 to Note and Warrant Purchase Agreement

EXHIBIT 1
to
AMENDMENT NO. 6 TO NOTE AND WARRANT PURCHASE AGREEMENT

CONSENT AND REAFFIRMATION OF SUBSIDIARY GUARANTOR

The undersigned (“Subsidiary Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 6 to Note and Warrant Purchase Agreement (the “Agreement”; capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Purchase Agreement (as defined in the Agreement)); (ii) consents to Company’s execution and delivery of the Agreement; (iii) agrees to be bound by the Agreement, including, without limitation, Sections 7.6 and 7.7 of the Agreement as if Subsidiary Guarantor were a party thereto; (iv) affirms that nothing contained in the Agreement, except as specifically stated therein, will modify in any respect whatsoever any Operative Document to which it is a party; and (v) reaffirms its obligations under (a) that certain Guaranty of Subsidiary Guarantor dated as of July 17, 2012, by and among Subsidiary Guarantor and Purchaser and (b) each of the other Operative Documents to which it is a party (as modified by the Agreement, collectively, the “Reaffirmed Operative Documents”) and confirms that such obligations are unconditional and not subject to any defense, setoff, counterclaim or other adverse claim. Although Subsidiary Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Subsidiary Guarantor understands that Purchaser has no obligation to inform Subsidiary Guarantor of such matters in the future or to seek Subsidiary Guarantor’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein creates such a duty.

The undersigned further agrees that after giving effect to the Agreement, each Reaffirmed Operative Document remains in full force and effect.

CTI SUPPLY, INC.

By:	/s/ Stephen M. Merrick
Name	Stephen M. Merrick
Title:	President

Exhibit 1 to Amendment No. 6 to Note and Warrant Purchase Agreement

EXHIBIT 2
to
AMENDMENT NO. 6 TO NOTE AND WARRANT PURCHASE AGREEMENT

CLOSING CHECKLIST

CLOSING DATE: October 17, 2017

parties to the transaction

PURCHASER:	BMO PRIVATE EQUITY (U.S.), INC. 111 S. LaSalle St. 20th Floor East Chicago, IL 60603 Attention: Jason Swanson Telephone No.: (312) 293-8196 Facsimile No.: [ ]

PURCHASER’S COUNSEL:	VEDDER PRICE P.C. 222 N. LaSalle Street, Suite 2400 Chicago, Illinois 60601 Attn: Guy Snyder and Marie H. Godush Telephone No.: (312) 609-7500 Facsimile No.: (312) 609-5005

COMPANY:	CTI INDUSTRIES CORPORATION 22160 N. Pepper Road Lake Barrington, Illinois 60010 Attn: Stephen M. Merrick Telephone: (847) 382-1000 Facsimile: (847) 382-1219

COMPANY’S COUNSEL:	VANASCO, GENERALLY & MILLER 33 North LaSalle Street, Suite 2200 Chicago, Illinois 60602 Attn: Gerald Miller Telephone No.: (312) 786-5100 Facsimile No.: (312) 786-5111

Exhibit 2 to Amendment No. 6 to Note and Warrant Purchase Agreement

A.	Operative and Security Documents

(1)	Amendment No. 6 to Note and Warrant Purchase Agreement

(2)	Security Agreement (CTI Supply, Inc.)

(3)	Amendment No. 1 to Pledge Agreement

(a)	Copy of Stock Power Agreement (being held by Senior Lender)

(b)	Irrevocable Proxy Agreement

(c)	Copy of CTI Supply, Inc. Stock Certificate (being held by Senior Lender)

(4)	Amendment No. 1 Patent and Trademark Agreement (Company)

(5)	Copyright Security Agreement (Company)

(6)	Amended and Restated Junior Mortgage and Security Agreement with Assignment of Rents

(a)	Title Commitment

(7)	Amendment No. 11 to Senior Credit Agreement

(8)	Consent under Subordination and Intercreditor Agreement

(9)	Secretary’s Certificate (CTI Industries Corporation)

(a)	Articles of Incorporation

(b)	Bylaws

(c)	Resolutions

(d)	Incumbency

(10)	Secretary’s Certificate (CTI Supply, Inc.)

(a)	Articles of Incorporation

(b)	Bylaws

(c)	Resolutions

(d)	Incumbency

(11)	UCC-1 Financing Statement (CTI Supply, Inc.)

(12)	Lien Searches

Exhibit 2 to Amendment No. 6 to Note and Warrant Purchase Agreement